U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

October 15, 2009

Commission file number 001-10196

STUDIO ONE MEDIA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	23-2517953
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260

(Address of principal executive offices) (Zip Code)

(480) 556-9303

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On September 11, 2009, in response to the revocation of Moore & Associates, Chartered’s (the Company’s former auditors) registration by the Public Company Accounting Oversight Board (PCAOB), the Company engaged Mantyla McReynolds, LLC, an Independent Member of the BDO Seidman Alliance, as its independent auditors, as disclosed in the Form 8-K filing submitted September 16, 2009.  Because of this revocation the Company understood that prior period audits performed by Moore were not to be relied upon and steps to provide reliable information to stockholders and readers of the Company’s financial statements were required.

On October 15, 2009, the chief financial officer and principal accounting officer of Studio One Media, Inc. (“SOMD” or “the Company”), concluded that our previously reported consolidated financial statements included in our annual report for the fiscal year ended June 30, 2008, and the subsequent interim reports for the periods ended September 30, 2008, December 31, 2008 and March 31, 2009, should no longer be relied upon as previously presented.

Mantyla McReynolds performed audits on the financial activities and records of the Company for the fiscal years ended June 30, 2009 and June 30, 2008, and issued opinions on the financial statements for both years.

The Form 10-K for the fiscal year ended June 30, 2009, filed October 15, 2009, included re-audited, restated financial statements for the fiscal year ended June 30, 2008 that supersede all prior reports containing financial statements for this period and may be relied upon by the investing public.  Due to this restatement, the Company also concluded in the Form 10-K filed October 15, 2009, that the internal controls for the fiscal year ended June 30, 2008 were ineffective.

As a result  of the audit for the fiscal year ended June 30, 2009 and the re-audit for the fiscal year ended June 30, 2008, the Company concluded that further adjustments to the financial statements for the fiscal year ended June 30, 2008, were required, the most significant of which was a recalculation of warrant expense for the period resulting in the reduction in operating expenses and a corresponding reduction in net loss in the amount of $2,073,916.

The Company, in its Form 10-Q for the period ending March 31, 2009, filed May 18, 2009, had previously restated its Financial Statements for fiscal year ended June 30, 2008, to reflect a write-off of goodwill in the amount of $719,839 in connection with the April 17, 2007 acquisition of Studio One Entertainment, Inc. (SOEI) through an all-stock transaction.  In our previously issued financial statements this business combination between the Company and SOEI was not appropriately accounted for as a reverse merger.  The purchase of SOEI was pursuant to an agreement entered into by the companies dated March 29, 2006.  The reverse merger included the exchange of 7,000,000 restricted common shares of Studio One Media, Inc. for 100% of the issued and outstanding shares of Studio One Entertainment, Inc.   The substance of the transaction resulted in a reverse merger wherein SOEI became the accounting acquirer of SOMD.  Therefore, historical financial data reflects the operations and accumulated deficit of SOEI.  The transaction essentially is a recapitalization of SOEI.  The reverse merger included all right, title and interest to Studio One Entertainment's proprietary interactive recording studios, business plan and intellectual property, including pending patents, foreign patent rights and federal trademark applications.  Studio One Entertainment, Inc. continues to operate as a wholly owned subsidiary of Studio One Media, Inc.  Accordingly, the financial statements present on a consolidated basis the operations of SOMD and SOEI.

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

The financial statements for fiscal year ended June 30, 2008 have been corrected in accordance with Statement of Accounting Standards Board No. 154, “Accounting Change and Error Correction” as follows:

Effect of restatement for the year ended June 30, 2008:

Balance Sheet (cumulative effect):

Consolidated Balance Sheets

	June 30,	June 30,	June 30,
	2008	2008	2008
	(Original)	(5-18-09 Restatement)	(Restated)
ASSETS
Current Assets
Cash	$391,109	$391,109	$392,450
Prepaid Expenses	48,153	48,153	48,153
Notes Receivable- Non Current	178,752	178,752	-
Accrued Interest Receivable	55,701	55,701	-
Total Current Assets	673,715	673,715	440,603

Property and Equipment, Net	548,070	548,070	554,349

Other Assets
Accrued Interest Receivable	-	-	55,701
Notes Receivable- Non Current	-	-	178,752
Deposits	29,630	29,630	29,630
Intangible Assets, net	857,923	138,084	95,687
Total Other Assets	887,553	167,714	359,770

Total Assets	$2,109,338	$1,389,499	$1,354,722

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts Payable and Accrued Expenses	$358,359	$358,359	$491,560
Capital Equipment Loan	-	-	7,270
Notes Payable - Related Party	108,319	108,319	97,285
Notes Payable	49,385	49,385	25,000
Total Current Liabilities	516,063	516,063	621,115

Long-Term Liabilities	-	-	-

Total Liabilities	516,063	516,063	621,115

Stockholders' Equity (Deficit)
Preferred Stock, authorized 10,000,000 shares, par value $0.001;
issued and outstanding are 774,044 and 524,044
June 30, 2009 and 2008, respectively	524	524	524
Common Stock, authorized 100,000,000 shares, par value $0.001;
issued and outstanding are 16,417,447 and 13,212,398 shares at
June 30, 2009 and 2008, respectively	13,212	13,212	13,212
Additional Paid in Capital	40,672,472	14,463,184	9,473,679
Common Shares to be issued	-	-	221,000
Common Stock Issued in Advance of Services	-	-	(337,052)
Accumulated Deficit - Development Stage	(14,688,631)	(13,603,484)	-
Accumulated Deficit	(24,404,302)	-	(8,637,756)
Total Stockholders' Equity (Deficit)	1,593,275	873,436	733,607

Total Liabilities and Stockholders' Equity (Deficit)	$2,109,338	$1,389,499	$1,354,722

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Operations:

Consolidated Statements of Operations

	For the Year Ended
	June 30,	June 30,
	2008	2008
	(Original)	(Restated)
Revenues
Kiosk Advertising Revenues	$-	$-
Kiosk Barter Revenue	-	-
Advertising Revenues	-	-
Other Revenue	-	839

Total Revenues	-	839

COST OF SALES
(Exclusive of Depreciation and Amortization)	-	-

GROSS PROFIT (LOSS)	-	839

Operating Expenses
Advertising Expenses	-	150,724
Depreciation Expense	-	40,167
Professional Fees	-	3,489,323
Research and Development	1,065,168	778,834
General and Administrative Expenses	7,561,257	1,729,396

Total Operating Expenses	8,626,425	6,188,444

Loss from Operations	(8,626,425)	(6,187,605)

Other Income (Expense)
Interest Expense	(14,553)	(14,553)
Interest Income	24,005	23,166

Total Other Income (Expense)	9,452	8,613

Loss before Income Taxes	(8,616,973)	(6,178,992)
Income Tax Expense	-	-

NET LOSS	$(8,616,973)	$(6,178,992)
Basic Loss Per Share of Common Stock	$(1)	$(1)
Weighted Average Number of Shares Outstanding	12,179,418	12,179,418

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Cash Flows:

Consolidated Statements of Cash Flows

	For the Years Ended
	June 30,
	2008	2008
	(Original)	(Restated)
Cash Flows from Operating Activities
Net Loss	$(8,616,973)	$(6,178,992)
Adjustments to reconcile to cash from
operating activities:
Depreciation and amortization	45,099	40,167
Common stock issued for services	2,794,997	2,405,096
Fair value of warrants granted	3,012,052	938,136
Bad debt expense	-	-
Common Shares to be issued	-	83,400
Amortization of stock issued in advance for services	-	(337,052)
Common shares cancelled	-	-
Write-off of intangible assets	-	112,770
Changes in Operating Assets and Liabilities:
Accrued interest receivable	(23,166)	(23,166)
Prepaid expenses	76,031	(23,765)
Accounts receivable	-	-
Deposits	(23,230)	(23,230)
Accounts payable and accrued expenses	130,486	240,013

Net Cash Used in Operating Activities	(2,604,704)	(2,766,623)

Cash Flows from Investing Activities
Notes receivable	15,911	23,412
Purchase of property and equipment	(398,475)	(375,648)
Purchase of intangible assets	(34,744)	(45,687)

Net Cash Used in Investing Activities	(417,308)	(397,923)

Cash Flows from Financing Activities
Issuance of common stock	3,152,544	3,010,725
Stock offering costs paid	(147,000)	-
Issuance of preferred stock	-	-
Warrants exercised for cash	-	133,520
Proceeds from notes payable-related party	-	553
Repayment of notes payable	(9,659)	(2,489)
Proceeds from notes payable	-	-

Net Cash from Financing Activities	2,995,885	3,142,309

Net Increase (Decrease) in Cash	(26,127)	(22,237)

Cash, Beginning of Year	417,236	414,687

Cash, End of Year	$391,109	$392,450

Supplemental Cash Flow Disclosure:

Cash Paid For:
Interest Expense	$-	$-
Income Taxes	-	-

Non Cash Financing Activities:
Common stock issued for assets	$24,125	$24,125
Equipment purchased under capital lease	9,759	9,759

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Effect of restatement for the three months ended September 30, 2008:

Balance Sheet (cumulative effect):

Consolidated Balance Sheet

	September 30,	September 30,
	2008	2008
	(Original)	(Restated)
ASSETS
Current Assets
Cash	$371,630	$371,768
Accrued Interest Receivable	64,428	-
Prepaid Expenses	105,915	105,815
Notes Receivable-Current	198,275	-

Total Current Assets	740,248	477,583

Property and Equipment, Net	1,350,261	1,172,898

Other Assets
Accrued Interest Receivable	-	64,428
Notes Receivable-Current	-	178,275
Deposits	29,630	29,630
Intangible Assets, net	887,845	125,816

Total Other Assets	917,475	398,149

Total Assets	$3,007,984	$2,048,630

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$791,504	$831,521
Notes Payable - Related Party	95,291	83,363
Notes Payable - Current	50,260	29,847

Total Current Liabilities	937,055	944,731

Long-Term Liabilities	-	-

Total Liabilities	937,055	944,731

Stockholders' Equity
Preferred Stock, authorized 10,000,000 shares, par value $0.001;
issued and outstanding are 524,044 shares at September 30, 2008
and June 30, 2008, respectively	524	524
Common Stock, authorized 100,000,000 shares, par value $0.001;
issued and outstanding are 13,906,047 and 13,212,398 shares at
September 30, 2008 and June 30, 2008, respectively	13,906	13,906
Additional Paid in Capital	44,417,846	11,802,860
Common shares to be issued	-	134,000
Common stock issued in advance of services	-	(337,052)
Accumulated Deficit - Pre Development Stage	(24,404,302)	-
Accumulated Deficit - Development Stage	(17,957,045)	(10,510,339)

Total Stockholders' Equity	2,070,929	1,103,899

Total Liabilities and Stockholders' Equity	$3,007,984	$2,048,630

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Operations:

Consolidated Statement of Operations

	For the Three Months Ended
	September	September
	30, 2008	30, 2008
	(Original)	(Restated)
Revenues
Sales	$-	$-
Cost of Sales	-	-

Gross Profit	-	-

Operating Expenses
General and Administrative Expenses	3,132,172	1,645,115
Research and Development	144,093	368,268

Total Operating Expenses	3,276,265	2,013,383

Loss from Operations	(3,276,265)	(2,013,383)

Other Income (Expense)
Interest Expense	(875)	(875)
Other Income	8,726	8,726
Gain on Extinguishment of Indebtedness	-	-

Total Other Income (Expense)	7,851	7,851

Loss before Income Taxes	(3,268,414)	(2,005,532)
Income Tax Expense	-	-

Net Loss	$(3,268,414)	$(2,005,532)

Basic Loss Per Share of Common Stock	$(0.24)	$(0.15)

Weighted Average Number of Shares Outstanding	13,487,767	13,487,767

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Cash Flows:

Consolidated Statement of Cash Flows

	For the Three	For the Three
	Months Ended	Months Ended
	September 30,	September 30,
	2008	2008
	(Original)	(Restated)
Cash Flows From Operating Activities
Net Loss	$(3,268,414)	$(2,005,532)
Adjustments to reconcile to cash from
operating activities:
Depreciation and amortization	10,509	10,509
Common stock issued for services	589,319	589,457
Fair value of warrants granted	1,486,749	297,346
Changes in Operating Assets & Liabilities:
Accrued Interest Receivable	(8,727)	(8,727)
Notes Receivable	(19,523)	(19,523)
Prepaid Expenses	(57,762)	(57,762)
Accounts Payable	448,371	448,371

Net Cash Used in Operating Activities	(819,478)	(745,999)

Cash Flows from Investing Activities

Purchase of Property and Equipment	(811,169)	(811,169)
Purchase of Other Assets	(31,453)	(31,453)

Net Cash Used in Investing Activities	(842,622)	(842,622)

Cash Flows from Financing Activities

Issuance of Common Stock	1,670,000	1,670,000
Repayment of Notes Payable	(27,379)	(27,379)

Net Cash from Financing Activities	1,642,621	1,642,621

Net Increase (Decrease) in Cash	(19,479)	54,000

Cash, Beginning of Period	391,109	317,630

Cash, End of Period	$371,630	$371,768

Supplemental Cash Flow Disclosure:

Cash Paid For:
Interest Expense	$875	$875
Income Taxes	$-	$-

Non Cash Financing Activities:
Common stock issued for assets	$-	$-
Equipment purchased under capital lease	$-	$-

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Effect of restatement for the three and six months ended December 31, 2008:

Balance Sheet (cumulative effect):

Consolidated Balance Sheet

	December 31,	December 31,
	2008	2008
	(Original)	(Restated)
ASSETS
Current Assets
Cash	$195,534	$195,534
Accrued Interest Receivable	70,238	-
Accounts Receivable	1,500	-
Prepaid Expenses	105,915	105,815
Notes Receivable-Current	178,398	-

Total Current Assets	551,585	301,349

Property and Equipment, Net	1,341,690	1,184,274

Other Assets
Accrued Interest Receivable	-	70,238
Notes Receivable-Current	-	178,398
Deposits	19,630	19,630
Intangible Assets, net	885,560	128,577

Total Other Assets	905,190	396,843

Total Assets	$2,798,465	$1,882,466

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$1,027,445	$1,023,638
Deferred Income	1,686	-
Notes Payable - Related Party	201,591	201,591
Notes Payable - Current	103,624	77,424

Total Current Liabilities	1,334,346	1,302,653

Long-Term Liabilities	-	-

Total Liabilities	1,334,346	1,302,653

Stockholders' Equity
Preferred Stock, authorized 10,000,000 shares, par value $0.001;
issued and outstanding are 686,544 shares at December 31, 2008
and June 30, 2008, respectively	687	687
Common Stock, authorized 100,000,000 shares, par value $0.001;
issued and outstanding are 14,482,527 and 13,212,398 shares at
December 31, 2008 and June 30, 2008, respectively	14,482	14,482
Additional Paid in Capital	46,117,411	13,428,792
Common shares to be issued	-	134,000
Common stock issued in advance of services	-	(337,052)
Accumulated Deficit - Pre Development Stage	(24,404,302)	-
Accumulated Deficit - Development Stage	(20,264,159)	(12,661,096)

Total Stockholders' Equity	1,464,119	579,813

Total Liabilities and Stockholders' Equity	$2,798,465	$1,882,466

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Operations:

Consolidated Statement of Operations

	For the Three Months Ended		For the Six Months Ended
	December	December	December	December
	31, 2008	31, 2008	31, 2008	31, 2008
	(Original)	(Restated)	(Original)	(Restated)
Revenues
Kiosk Revenues	$15,722	$16,439	$15,722	$16,439
Advertising Revenues	22,195	10,956	22,195	10,956

Total Revenues	37,917	27,395	37,917	27,395

COST OF SALES	47,816	47,784	47,816	47,784

GROSS PROFIT (LOSS)	(9,899)	(20,389)	(9,899)	(20,389)

Operating Expenses
General and Administrative Expenses	2,109,914	2,042,045	5,242,086	3,687,160
Research and Development	174,523	80,609	318,616	448,877

Total Operating Expenses	2,284,437	2,122,654	5,560,702	4,136,037

Loss from Operations	(2,294,336)	(2,143,043)	(5,570,601)	(4,156,426)

Other Income (Expense)
Interest Expense	(18,589)	(18,589)	(19,464)	(19,464)
Other Income	5,811	5,811	14,537	14,537
Gain on Extinguishment of Indebtedness	-	-	-	-

Total Other Income (Expense)	(12,778)	(12,778)	(4,927)	(4,927)

Loss before Income Taxes	(2,307,114)	(2,155,821)	(5,575,528)	(4,161,353)
Income Tax Expense	-	-	-	-

Net Loss	$(2,307,114)	$(2,155,821)	$(5,575,528)	$(4,161,353)

Basic Loss Per Share of Common Stock	$(0.16)	$(0.15)	$(0.40)	$(0.30)

Weighted Average Number of Shares Outstanding	14,190,417	14,190,417	13,839,083	13,839,083

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Cash Flows:

Consolidated Statement of Cash Flows

	For the Six	For the Six
	Months Ended	Months Ended
	December 31, 2008	December 31, 2008
	(Original)	(Restated)
Cash Flows from Operating Activities

Net Loss	$(5,575,528)	$(4,161,353)
Adjustments to reconcile to cash from
operating activities:
Depreciation and amortization	35,501	21,018
Common stock issued for services	1,187,950	1,325,963
Common stock to be issued for services		(87,000)
Fair value of warrants granted	2,058,422	568,596
Changes in Operating Assets & Liabilities:
Accrued Interest Receivable	(14,537)	(14,537)
Prepaid Expenses	(57,762)	(57,662)
Accounts Receivable	(1,500)	-
Deposits	10,000	10,000
Accounts Payable and Accrued Expenses	679,858	532,078

Net Cash Used in Operating Activities	(1,677,596)	(1,873,406)

Cash Flows from Investing Activities

Purchase of Property and Equipment	(825,276)	(650,943)
Notes Receivable	354	354
Purchase of Other Assets	(31,482)	(32,890)

Net Cash Used in Investing Activities	(856,404)	(672,970)

Cash Flows from Financing Activities

Issuance of Common Stock	1,875,000	1,875,000
Issuance of Preferred Stock	325,000	325,000
Repayment of Notes Payable	(29,847)	(29,847)
Stock Offering Costs Paid	-	-
Issuance of Notes Payable	168,272	179,307

Net Cash from Financing Activities	2,338,425	2,349,460

Net Increase (Decrease) in Cash	(195,575)	(196,916)

Cash, Beginning of Period	391,109	392,450

Cash, End of Period	$195,534	$195,534

Supplemental Cash Flow Disclosure:

Cash Paid For:
Interest Expense	$1,389	$1,389
Income Taxes	$-	$-

Non Cash Financing Activities:
Common stock issued for assets	$-	$-
Equipment purchased under capital lease	$-	$-

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Effect of restatement for the three and nine months ended March 31, 2009:

Balance Sheet (cumulative effect):

Consolidated Balance Sheet

	March 31,	March 31,
	2009	2009
	(Original)	(Restated)
ASSETS

Current Assets
Cash	$45,184	$45,224
Accrued Interest Receivable	75,858	-
Accounts Receivable	1,500	-
Prepaid Expenses	105,733	105,733

Total Current Assets	228,275	150,957

Property and Equipment, Net	1,329,802	1,198,844

Other Assets
Accrued Interest Receivable	-	75,858
Notes Receivable-Current	178,398	178,398
Deposits	19,630	19,630
Intangible Assets, net	171,197	130,367

Total Other Assets	369,225	404,253

Total Assets	$1,927,302	$1,754,054

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses	$1,183,598	$1,145,860
Deferred Income	-
Notes Payable - Related Party	201,591	201,591
Notes Payable - Current	50,000	50,000

Total Current Liabilities	1,435,189	1,397,451

Long-Term Liabilities	-	-

Total Liabilities	1,435,189	1,397,451

Stockholders' Equity
Preferred Stock, authorized 10,000,000 shares, par value $0.001;
issued and oustanding are 799,044 and 686,544
March 31, 2009 and June 30, 2008, respectively	799	799
Common Stock, authorized 100,000,000 shares, par value $0.001;
issued and outstanding are 15,084,498 and 13,212,398 shares at
March 31, 2009 and June 30, 2008, respectively	15,085	15,085
Additional Paid in Capital	20,768,499	14,044,423
Common shares to be issued	-	134,000
Common stock issued in advance of services	-	(337,052)
Accumulated Deficit - Pre Development Stage	-	-
Accumulated Deficit - Development Stage	(20,292,270)	(13,500,652)

Total Stockholders' Equity	492,113	356,603

Total Liabilities and Stockholders' Equity	$1,927,302	$1,754,054

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Operations:

Consolidated Statement of Operations

	For the Three Months Ended		For the Nine Months Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2009	2009	2009
	(Original)	(Restated)	(Original)	(Restated)
Revenues
Kiosk Revenues	$40,455	$40,495	$56,177	$56,934
Advertising Revenues	15,852	12,915	38,047	23,871

Total Revenues	56,307	53,410	94,224	80,805

COST OF SALES
(Exclusive of Depreciation and Amortization)	43,387	42,601	91,203	90,385

GROSS PROFIT (LOSS)	12,920	10,809	3,021	(9,580)

Operating Expenses
General and Administrative Expenses	1,093,102	924,808	6,335,188	4,521,583
Research and Development	37,851	15,718	356,467	464,595

Total Operating Expenses	1,130,953	940,526	6,691,655	4,986,178

Loss from Operations	(1,118,033)	(929,717)	(6,688,634)	(4,995,758)

Other Income (Expense)
Interest Expense	(5,845)	(5,845)	(23,309)	(25,309)
Other Income	10,620	5,620	25,157	20,157
Gain on Extinguishment of Indebtedness	-	-

Total Other Income (Expense)	4,775	(225)	1,848	(5,152)

Loss before Income Taxes	(1,113,258)	(929,942)	(6,686,786)	(5,000,910)
Income Tax Expense	-	-	-	-

Net Loss	$(1,113,258)	$(929,942)	$(6,686,786)	$(5,000,910)

Basic Loss Per Share of Common Stock	$(0.08)	$(0.06)	$(0.47)	$(0.35)

Weighted Average Number of Shares Outstanding	14,783,513	14,783,513	14,259,808	14,259,808

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW. - continued

Statement of Cash Flows:

Consolidated Statement of Cash Flows

	For the Nine	For the Nine
	Months Ended	Months Ended
	March 31, 2009	March 31, 2009
	(Original)	(Restated)
Cash Flows from Operating Activities

Net Loss	$(6,688,786)	$(5,000,910)
Adjustments to reconcile to cash from
operating activities:
Depreciation and amortization	64,242	31,527
Common stock issued for services	1,402,868	1,540,882
Common stock to be issued for services	-	(87,000)
Fair value of warrants granted	2,277,011	542,239
Changes in Operating Assets & Liabilities:
Accrued Interest Receivable	(20,157)	(20,157)
Deferred Income	-
Prepaid Expenses	(57,580)	(57,580)
Accounts Receivable	(1,500)	-
Other Current Assets	-	-
Deposits	10,000	10,000
Accounts Payable and Accrued Expenses	825,239	654,300

Net Cash Used in Operating Activities	(2,188,663)	(2,407,717)

Cash Flows from Investing Activities

Notes Receivable	354	354
Purchase of Property and Equipment	(839,780)	(676,062)
Purchase of Other Assets	(39,307)	(34,680)

Net Cash Used in Investing Activities	(878,733)	(689,330)

Cash Flows from Financing Activities

Issuance of Common Stock	2,077,785	2,077,785
Issuance of Preferred Stock	549,799	550,000
Recapitalization	-	-
Repayment of Notes Payable	(74,385)	(74,385)
Stock Offering Costs Paid	-	-
Issuance of Notes Payable	168,272	196,421

Net Cash from Financing Activities	2,721,471	2,749,821

Net Increase (Decrease) in Cash	(345,925)	(347,226)

Cash, Beginning of Period	391,109	392,450

Cash, End of Period	$45,184	$45,224

Supplemental Cash Flow Disclosure:

Cash Paid For:
Interest Expense	$1,389	$1,389
Income Taxes	$-	$-

Non Cash Financing Activities:
Common stock issued for assets	$-	$-
Equipment purchased under capital lease	$-	$-

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits

No.	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 4 , 2009

By:	/s/ Kenneth R. Pinckard
Name:	Kenneth R. Pinckard
Title:	Vice President